BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 5, 2013
to the Statement of Additional Information dated May 1, 2013

The following changes are made to the Funds’ Statement of Additional Information:

The first sentence of the fifth paragraph under the section entitled “Information on Distribution Related Expenses — Distribution Arrangements” is deleted in its entirety and replaced with the following:

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following insurance companies are receiving such payments: Allianz Life Financial Services, LLC, AXA Equitable Life Insurance Company, Forethought Life Insurance Co., Forethought Distributors, LLC, Lincoln Financial Distributors, Inc., New York Life Insurance and Annuity Corporation, RiverSource Distributors, Inc., Transamerica Advisors Life Insurance, Transamerica Advisors Life Insurance Company of New York and Transamerica Capital, Inc.

Shareholders should retain this Supplement for future reference.

SAI-VAR-1113SUP